UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111

(Address of principal executive offices, including zip code)

(617) 535-4766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Identification of Criteria under the 2003 Senior Executive Incentive Plan

The Compensation Committee of the Board of Directors (the “Compensation Committee”) of Iron Mountain Incorporated (the “Company”) established the criteria that will be used to determine the annual bonus payable to the Chief Executive Officer of the Company under the 2003 Senior Executive Incentive Plan, as amended as set forth in Exhibit 10.1 attached hereto and incorporated by reference herein.

Identification of Criteria under the 2006 Senior Executive Incentive Plan

The Compensation Committee of the Company established the criteria that will be used to determine the annual bonus payable to the President of the Company under the 2006 Senior Executive Incentive Plan as set forth in Exhibit 10.2 attached hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Exhibit Description
10.1	Criteria under the 2003 Senior Executive Incentive Plan, as amended.

10.2	Criteria under the 2006 Senior Executive Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED
(Registrant)

	By:	/s/ Garry B. Watzke
Name: Garry B. Watzke
Title:SVP and General Counsel
Date: March 7, 2007